SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 10, 2004, as amended on November 17, 2004

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of registrant as specified in its charter)

333-113957-02 and
United States	333-116609-02	25-0659306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

333-113957-01 and
New York	333-116609-01	51-0015912

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of registrant as specified in its charter)

333-113957-03 and
Delaware	333-116609-03	51-6522553

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of registrant as specified in its charter)

333-113957 and
Delaware	333-116609	51-6522553

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          20. Revised Monthly Noteholders Statement

     The Monthly Noteholders Statement for July, 2004 originally filed as an exhibit to this Form 8-K (date of earliest event reported – August 10, 2004) erroneously overstated the calculation of the Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate, which resulted in an overstatement of the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest by an aggregate of $3,016.44, with corresponding errors in several other line items of the report. The Monthly Noteholders Statement for July, 2004 filed as Exhibit 20 hereto corrects such errors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant

By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant
By: Mellon Bank, N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President &
Chief Financial Officer
Dated: November 17, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Revised Monthly Noteholders Statement	Filed herewith